SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      JULY 10 1998
                                                -------------------------

                         The American Energy Group Ltd.
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(Exact name of registrant as specified in its charter)

          Nevada                    0-26402                 87-0448843
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(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)            File Number)           Identification No.)

    P.O. Box 489, Simonton, Texas            77476
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(Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code (281) 346-2652
                                                   -----------------------------

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(Former name or former address, if changed since last report.)

                                The American Energy Group, Ltd. Form 8-K  Page 1
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                                    FORM 8-K

                         THE AMERICAN ENERGY GROUP, LTD.


ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

      Not Applicable.

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS

      Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

      Not applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT:

      Not Applicable.

ITEM 5. OTHER EVENTS.

      On June 15, 1998, Mr. David L. Cox died due to complications following bypass surgery. Mr. Cox was a Director of the Company and President and CEO of the Company's wholly owned subsidary Hycarbex-American Energy, Inc.. Mr. Bradley J. Simmons, President of the Company, has assumed the presidency of Hycarbex-American Energy, Inc..

      Mr. Don D. Henrich has been appointed to the Board of Directors to fill the position left vacant by the passing of Mr. Cox. Mr. Henrich has considerable experience in the oil and gas drilling industry, and currently serves as President of Maverick Drilling Co.,Inc. based in Austin, Texas.

ITEM 6. RESIGNATIONS OF REGISTRANTS DIRECTORS.

      Not Applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      Not Applicable

                                 The American Energy Group, Ltd. Form 8-K Page 2
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ITEM 8. CHANGE IN FISCAL YEAR.

      Not Applicable.

EXHIBITS:

      Exhibit A:  Attached hereto and by reference made a part hereof is the
                  Company's Press Release dated June 17, 1998.

      Exhibit B:  Attached hereto and by reference made a part hereof is the
                  Company's Press Release dated July 14, 1998.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE AMERICAN ENERGY GROUP, LTD.
                                      -------------------------------
                                         (Registrant)


Date:    JULY 10, 1998          BY:  /s/ BRADLEY J. SIMMONS
         ------------          -----------------------------------------
                                        Bradley J. Simmons, President

                                 The American Energy Group, Ltd. Form 8-K Page 3
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                    EXHIBIT A TO FORM 8-K DATED JULY 10,1998

                                IMMEDIATE RELEASE
                         THE AMERICAN ENERGY GROUP, LTD.
                                 WWW.AMELOIL.COM
                                  OTC ("AMEL")


                      DAVID L. COX, SECRETARY AND DIRECTOR
                    OF THE AMERICAN ENERGY GROUP, LTD, DIES

      SIMONTON, TX, June 17 - David L. Cox, secretary and director of The American Energy Group, Ltd. (OTC BB: AMEL) died suddenly on June 15, 1998. He was 50 years old. Mr. Cox was also president and CEO of Hycarbex-American Energy, Inc., a subsidiary of American Energy.

      "Mr. Cox's death occurred while he was recuperating from heart surgery that he had undergone recently," Bradley Simmons, president and CEO, said.

      "We are deeply saddened by the loss of Mr. Cox. We will miss his dedication, encouragement and, above all, his friendship," he added.

      Mr. Cox graduated from the University of Missouri in 1969. Upon his graduation he joined Oscar Mayer & Co., eventually becoming a regional manager. In 1988 he joined HyGrade Foods, a division of Sara Lee in Kansas City as vice president. Then joined MBRK Advertising & Public Relations in Dallas as senior vice president and principal. He founded Advantage Consulting, a marketing and public relations firm were he spent one year in Poland serving as a special consultant to Constar, Inc. Upon his return in 1993, he became president and CEO of Hycarbex-American Energy.

      Mr. Cox is survived by his wife, Lynn; two daughters, Jessica Lynn Cox, Dallas, TX, and Amberley Michelle Quinney, Little Rock, AR; his mother Lucille Cox, Kansas City, KS, and his brother, Stephen Cox, Springfield, MO.

      The American Energy Group, Ltd. is an independent oil and gas exploration, drilling and production company based in Houston, involved with both domestic and international exploration projects.

Shareholder Relations Contact: Leighton Foster
                               Porter, Levay, & Rose, Inc. New York
                               212-564-4700


       281-346-2652...........P.O. Box 489...........Simonton, Texas 77476

                                 The American Energy Group, Ltd. Form 8-K Page 4

                    EXHIBIT B TO FORM 8-K DATED JULY 14,1998

                                IMMEDIATE RELEASE
                         THE AMERICAN ENERGY GROUP, LTD.
                                 WWW.AMELOIL.COM
                                  OTC ("AMEL")


              AMERICAN ENERGY GROUP NAMES DON D. HENRICH A DIRECTOR

      SIMONTON, TX, July 14, - The American Energy Group, Ltd. (OTC BB: AMEL), an independent oil and gas exploration, drilling and production company, announced today that Don D. Henrich, 51, president of Maverick Drilling Co., Inc., has been appointed a director of American Energy, replacing David L. Cox, who was the company's secretary and a director at the time of his sudden death on June 15, 1998.

      Maverick Drilling is a privately owned, independent oil and gas drilling contractor based in Austin, TX that has supervised drilling at American Energy's Kharnhak #1 exploratory well in the Middle Indus Basin near Jacobabad, Pakistan, where American Energy's Hycarbex-American Energy subsidiary holds an oil and gas concession and exploration license for 1.2 million acres. Maverick has also been the drilling contractor for American Energy in the drilling of 18 wells in the Texas Gulf Coast area in the past two years. Maverick also has five land rigs in Texas capable of drilling to depths of up to 7,500 feet.

      Henrich joined Maverick in 1975 as vice president and was named president in 1977. He graduated from Tarleton University in 1968 with a BS in business administration, and was a sales representative for Xerox Corporation in Austin from 1970 to 1975.

      Bradley Simmons, president and CEO of American Energy, said "We have had a close and productive relationship with Don Henrich and Maverick Drilling for more than two Years and we look forward to benefiting further from Don's valuable experience and expertise."


Shareholder Relations Contact: Leighton Foster
                               Porter, Levay, & Rose, Inc. New York
                               212-564-4700

       281-346-2652...........P.O. Box 489...........Simonton, Texas 77476

                                 The American Energy Group, Ltd. Form 8-K Page 5